UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     June 30, 2008

TERRESTAR CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33546	93-0976127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12010 Sunset Hills Road, 9th Floor Reston, VA	20190
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  703-483-7800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Press Release

TerreStar Corporation issued a press release, dated June 30, 2008, which is attached hereto as Exhibit 99.1. This exhibit is furnished, not filed, pursuant to Regulation FD.

Item 8.01.	Other Events

On June 29, 2008, TerreStar received a letter from Space Systems/Loral (“Loral”) relating to the contract between TerreStar and Loral for the construction and delivery of the TerreStar-1 satellite. A copy of this letter is attached hereto as Exhibit 99.2.

On June 29, 2008, Loral received a letter from Harris Corporation, the reflector subcontractor for TerreStar-1’s reflector, explaining the status of the reflector and confirming that Harris expects to deliver the completed reflector to Loral by March 15, 2009. A copy of this letter is attached hereto as Exhibit 99.3.

A copy of the press release and letters are attached as Exhibits 99.1 – 99.3. These exhibits are furnished, not filed, pursuant to Regulation FD.

Item 9.01.	Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release, dated June 30, 2008

99.2	Letter dated June 29, 2008 from Space Systems/Loral to TerreStar Networks Inc.

99.3	Letter dated June 29, 2008 from Harris Corporation to Space Systems/Loral

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRESTAR CORPORATION

By:	/s/ Jeffrey W. Epstein
Jeffrey W. Epstein
President

Date:  June 30, 2008